NUMBER                                                                  SHARES

                                    CLASS B
                                 COMMON STOCK



THIS CERTIFIES THAT __________________________________________________________
is the owner of _______________________________________________________ shares of the CLASS B COMMON STOCK of LAMONTS APPAREL, INC., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

    The corporation will furnish without charge to each stockholder who so requests, a copy of the certificate of incorporation of Lamonts Apparel, Inc., as amended and restated from time to time, which sets forth the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of ____________________, A.D. 19__.






-------------------------------                    ---------------------------
      SECRETARY/TREASURER                                  PRESIDENT

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -.........Custodian...............under
                     (Cust)             (Minor)
                   Uniform Gifts to Minors Act...........
                                                (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT ____________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED _____________, 19__

          IN PRESENCE OF

---------------------------------


 NOTICE THE SIGNATURE OF THIS ASSIGNMENT
 MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE, IN EVERY
    PARTICULAR, WITHOUT ALTERATION OR
   ENLARGEMENT, OR ANY CHANGE WHATEVER